UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2013

DISCOVER FINANCIAL SERVICES

(Exact name of registrant as specified in its charter)

Commission File Number: 001-33378

Delaware	36-2517428
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2500 Lake Cook Road, Riverwoods, Illinois 60015

(Address of principal executive offices, including zip code)

(224) 405-0900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.	Creation of a Direct Financial Obligation of a Registrant or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 12, 2013, Discover Bank (the “Bank”), a wholly-owned subsidiary of Discover Financial Services (the “Company”), issued and sold $500,000,000 aggregate principal amount of its 4.200% Notes due 2023 (the “Reopened Notes”). The Reopened Notes constitute a further issuance of, and will be consolidated with, the $500,000,000 aggregate principal amount of 4.200% Notes Due 2023 issued by the Bank on August 8, 2013 (the “Original Notes”). The Reopened Notes will have the same CUSIP number as the Original Notes and will trade interchangeably with the Original Notes immediately upon settlement. Upon issuance of the Reopened Notes, the aggregate principal amount of the Bank’s 4.200% Notes due 2023 was $1,000,000,000 (the Original Notes and the Reopened Notes are referred to collectively as the “Notes”). The Notes were issued pursuant to a Fiscal and Paying Agency Agreement, dated August 8, 2013 (the “FPAA”), between the Bank, as issuer of the Notes, and U.S. Bank National Association, as fiscal and paying agent. The Notes were issued pursuant to an exemption from registration provided by Section 3(a)(2) of the Securities Act of 1933, as amended.

The Notes are direct, unconditional and unsecured general obligations of the Bank and rank pari passu among themselves and all other unsecured and unsubordinated indebtedness of the Bank, except deposit liabilities and other obligations that are entitled to any priorities or preferences. The Notes are solely the obligations of the Bank and are neither obligations of, nor guaranteed by, the Company (which is the sole shareholder of the Bank) or any of the Bank’s other affiliates.

The Notes mature on August 8, 2023. The Notes will bear interest semi-annually at the rate of 4.200% per annum from August 8, 2013 until the principal of the Notes has been paid in full or a sum sufficient to pay the principal of the Notes has been made available for payment. The Notes will be payable semi-annually in arrears on February 8 and August 8 of each year, commencing February 8, 2014, and on the date of maturity (each, an “Interest Payment Date”). Payments will include interest accrued to (but excluding) the relevant Interest Payment Date. Interest on the Notes will be calculated on the basis of a 360 day year of twelve 30-day months.

A copy of the FPAA, which includes the form of Note as an exhibit thereto, was filed on August 8, 2013 with the Company’s Current Report on Form 8-K as Exhibit 4.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Fiscal and Paying Agency Agreement, dated August 8, 2013, between Discover Bank, as issuer, and U.S. Bank National Association, as fiscal and paying agent.*

*	Previously filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K, which was filed with the Commission on August 8, 2013 and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISCOVER FINANCIAL SERVICES

Dated: December 12, 2013	By:	/s/ D. Christopher Greene
		Name:	D. Christopher Greene
		Title:	Vice President, Deputy General Counsel and
Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	Fiscal and Paying Agency Agreement, dated August 8, 2013, between Discover Bank, as issuer, and U.S. Bank National Association, as fiscal and paying agent.*

*	Previously filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K, which was filed with the Commission on August 8, 2013 and is incorporated by reference herein.